UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 8, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on the respective dates set forth below, GulfMark Offshore, Inc. (the “Company”) entered into the following agreements with the applicable executive officer (each, an “Existing Agreement”):

●	Amended and Restated Employment Agreement, dated May 11, 2017, with Quintin V. Kneen;
●	Employment Agreement, dated May 30, 2013, with James M. Mitchell, and Change of Control Agreement, dated May 30, 2013, with James M. Mitchell;
●	Severance Protection Agreement, dated April 6, 2016, with Samuel R. Rubio; and
●	Severance Protection Agreement, dated April 6, 2016, with David E. Darling.

On November 8, 2017, each such executive officer entered into a letter agreement (each, an “Amendment Agreement”) with the Company amending, among other things, each such respective Existing Agreement, as applicable. Each Amendment Agreement provides that, as set forth in the Company’s Restructuring Support Agreement, dated May 15, 2017 (the “RSA”), and the Company’s Amended Chapter 11 Plan of Reorganization, as modified and amended from time to time in accordance with the RSA (the “Plan”):

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prior to the assumption or rejection of the applicable Existing Agreement, such executive officer and the Board of Directors of the reorganized Company will engage in good faith negotiations regarding changes to such executive officer’s Existing Agreement within the 30 day period following the effective date of the Plan; and

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neither the Company’s bankruptcy reorganization nor the transactions contemplated by the Plan will constitute a “Change of Control” for purposes of such Existing Agreement or any other employment, severance, change of control or similar type agreement or arrangement covering such executive officer.

Each Amendment Agreement provides that the reorganized Company will have the right to reject such executive officer’s Existing Agreement if such executive officer and the Board of Directors of the reorganized Company do not come to a mutually acceptable agreement during their respective negotiations.

A copy of each Amendment Agreement is filed as an exhibit hereto and incorporated herein by reference. The above description of the Amendment Agreements is qualified in its entirety by the full text of each such exhibit.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit number	Description

10.1	Letter Agreement, dated November 8, 2017, between GulfMark Offshore, Inc. and Quintin V. Kneen

10.2	Letter Agreement, dated November 8, 2017, between GulfMark Offshore, Inc. and James M. Mitchell

10.3	Letter Agreement, dated November 8, 2017, between GulfMark Offshore, Inc. and Samuel R. Rubio

10.4	Letter Agreement, dated November 8, 2017, between GulfMark Offshore, Inc. and David E. Darling

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer